The Phoenix Edge Series Fund

Phoenix Money Market Series

Supplement to the Prospectus dated May 1, 2008

U.S. Department of the Treasury Temporary Guarantee Program for Money Market Funds

On September 29, 2008, the U.S. Department of the Treasury (“the Treasury Department”), announced a temporary federal guarantee program for certain money market funds intended to help enhance market confidence in money market funds and to prevent substantial redemptions (the “Guarantee Program”). On October 8, 2008, the Treasury Department announced a technical correction to the Guarantee Program permitting additional types of money market funds to participate. Funds that have a policy of maintaining a stable net asset value or share price greater than $1.00, which had this policy on September 19, 2008, and which meet the other Guarantee Program requirements are now eligible to participate in the program. On October 29, 2008, the Treasury Department advised the Phoenix Money Market Series that it has approved the participation of the Phoenix Money Market Series in the Guarantee Program.

The Guarantee Program provides for the guarantee of value invested in eligible and participating money market funds as of September 19, 2008 if the net asset value of such funds falls below a specified amount. The program currently runs through December 18, 2008, at which time it may be extended by the Treasury Department. To participate in the Guarantee Program, a fund must submit enrollment documentation and a fee calculated on the net asset value of the fund’s shares as of the close of business on September 19, 2008. To address certain issues arising in connection with money market funds offered through variable insurance contracts, the Treasury Department issued a notice confirming that the Internal Revenue Service would not view participation in the Guarantee Program by certain money market funds offered through variable insurance contracts as causing a violation of the diversification requirements of §817(h) of the Internal Revenue Code and also would not view such participation as causing the owner of a variable insurance contract to be treated as an owner of the fund.

Important Terms and Limitations of the Guarantee Program

❖	If the net asset value of a participating fund falls below a specified amount, a “Guarantee Event”, the fund must cease sales, suspend redemptions, and cease the declaration and payment of dividends and, unless the Guarantee Event is cured, begin liquidation proceedings.
❖	The guarantee provided by the Guarantee Program extends only to the value held by shareholders of participating funds as of September 19, 2008. Shareholders investing in an eligible money market fund after September 19, 2008, including former shareholders who reinvest in participating money market funds after the close of business on September 19, 2008 are not covered by the Guarantee Program. If the number of shares held fluctuates over the period, the Guarantee Program covers the lesser of shares held on September 19, 2008 or the current amount.
❖	Payments made under the Guarantee Program may be limited by the amount of the Treasury Department’s Exchange Stabilization Fund, currently about $50 billion, which the Secretary of the Treasury applies to the Guarantee Program.

This Supplement to the Prospectus is intended to provide general information about the Guarantee Program and specific information about the Phoenix Money Market Series’ participation in the program. Neither this supplement nor The Phoenix Edge Series Fund are approved, endorsed, sponsored or authorized by the Treasury Department. For additional information about the Guarantee Program please review the Treasury Department Press Release at: http://www.ustreas.gov/press/releases/hp1161.htm

Participation of Phoenix Money Market Series in the Guarantee Program

The Phoenix Money Market Series of The Phoenix Edge Series Fund has a principal investment strategy of seeking to maintain a stable net asset value of $10.00 per share. Phoenix Variable Advisors, Inc., the investment advisor to The Phoenix Edge Series Fund (the “Fund”), in consultation with the Trustees of the Fund, has determined that participation in the program is in the best interest of the policy and contract owners who allocate premium to the Phoenix Money Market investment option which, in turn, invests exclusively in the Phoenix Money Market Series. Accordingly, the Fund’s Trustees authorized submission of the application and enrollment forms for the Guarantee Program. These documents were submitted to the Treasury Department on October 9, 2008, along with the required fee of 0.01% of the Phoenix Money Market Series’ net assets as of September 19, 2008. On October 29, 2008, the Treasury Department advised the Phoenix Money Market Series that it has approved the participation of the Phoenix Money Market Series in the Guarantee Program. The fee for the Guarantee Program will be borne by the Phoenix Money Market Series and will not be considered an expense that would be limited by the expense limitation agreement in effect for the series. This fee will be borne, indirectly, by all policy owners and contract holders who allocate premium to the Phoenix Money Market investment option, regardless of whether particular policy owners and contract owners had balances allocated to the Phoenix Money Market investment option as of September 19, 2008. This cost may also reduce the performance of the Phoenix Money Market Series and is not reflected in the table of Series Fees and Expenses.

Since the Phoenix Money Market Series has been accepted into the Guarantee Program, the amount of policy value and contract value from variable annuity contracts and variable life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company and Phoenix Life and Annuity Company attributable to shares of the Phoenix Money Market Series as of September 19, 2008 will be federally insured subject to the limits of the Guarantee Program. Should the Guarantee Program be extended beyond December 18, 2008, there is no assurance that the Fund will continue participation or that the amount of the fee will remain unchanged.

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The table of the Series Fees and Expenses on page 10 of the prospectus is hereby deleted and replaced with the following:

Series Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the series. The table and the example do not include any fees or sales charges imposed under the variable contracts for which the series is an investment option. If they were included, your costs would be higher. Investors should consult the contract prospectus for more information.

Annual Series Operating Expenses (expenses that are deducted from the Series’ assets)

Management Fees	0.40%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.17[1]%
Total Annual Series Operating Expenses	0.57%
[1]

The Fund has entered into an expense limitation agreement with the series’ investment advisor whereby the investment advisor has agreed to reimburse the series for expenses necessary or appropriate for the operation of the series (excluding advisory and management fees, Rule 12b-1 fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, the fee for the Treasury Department’s Temporary Guarantee Program for Money Market Funds, and extraordinary expenses such as litigation expenses) to the extent that such expenses exceed 0.25% of the series’ average net assets. This expense limitation agreement is effective through December 31, 2008.

Dated: October 31, 2008	Please keep this supplement for future reference.

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